UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

SEMI-ANNUAL REPORT
March 31, 2016

Towle Deep Value Fund
a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Expense Example	18

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

TOWLE & CO.
D E E P   V A L U E    I N V E S T I N G
1-888-998-6953

April 2016

To Our Shareholders:

Collapsing commodity prices, tightening credit conditions, slowing economic growth and interest rate uncertainty shook global equity markets through the end of 2015 and into 2016.  As fear took hold, investment capital abandoned more leveraged, smaller capitalization equities including certain Towle holdings in economically sensitive and commodity related sectors. JPMorgan Chase CEO Jamie Dimon rebuked the down-trodden view by declaring, “Everyone has become a risk expert, fear, fear, fear, fear, fear, fear, fear…….It is getting overdone.” (Fortune, March 15, 2016)

In late January, the macro-economic concerns that instigated the severe downturn began to fade, and the U.S. equity market swiftly regained its composure.  Investor fear was suddenly replaced by pricing relief, and the Towle portfolio advanced rapidly. In our view, company valuations within our portfolio remain appealing relative to historic norms and the broader market.

For the six months ended March 31, 2016, the Towle Deep Value Fund (the “Fund”) produced a total return of 12.29% compared to a total return of 4.63% for the Russell 2000 Value and 8.49% for the S&P 500 Index.

For the 12 months ended March 31, 2016, the Fund produced a total return of -8.83% compared to a total return of -7.72% for the Russell 2000 Value and 1.78% for the S&P 500 Index.

From inception to March 31, 2016, the Fund has compounded capital at a 11.02% annualized rate of return compared to 10.22% for the Russell 2000 Value and 13.70% for the S&P 500 Index.

While expectant of economic advance, the U.S. and the global economy’s real growth pattern appears constrained.  In fact, the U.S. economy has been slowing since the 1990’s with real growth close to 2+% from a rate of 3+%. (Barron’s November 30, 2015)  Excessive government involvement in the private sector may play a role in the slowdown, but certainly, the profound change in demographic trends will impact U.S. and global growth. Consequently, we can’t expect economic activity to necessarily drive profit margins to new heights. Individual stock selection will likely outweigh overall stock market momentum in the coming years.

As such, it is imperative that we capitalize on opportunities when presented by the equity markets. Many years of market observation lead us to the conclusion that highly correlated, rampant price declines, as witnessed over the proceeding months, often signal an incorrect depiction of underlying company values. Company by company profitability is never uniform. Individual stock prices should reflect a company’s discrete profitability and financial prospects.

While the December to mid-February period presented an extremely challenging environment for portfolio pricing, it also offered an attractive opening for long-term, deep value investors.  The abrupt downdraft in equity prices during the opening weeks of 2016 in particular brought a quick and unexpected opportunity for our highly focused, deep value process. To take advantage of the heightened dislocation, we added seven new names to the portfolio: Ally Financial (ALLY), ArcBest Corporation (ARCB), Ascena Retail (ASNA), Destination Maternity (DEST), Group 1 Automotive (GPI), Huntsman Corporation (HUN), and Pier 1 Imports (PIR). Looking back, we are most pleased by this occasion to reposition the portfolio.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month end please call 1-888-998-6953.

As of March 31, 2016, the Fund maintains significant investments in those areas we believe will likely produce outsized results in the years ahead. Our three largest sector investments are as follows:

Sector	Weight(%)
Industrial	35.9%
Consumer, Cyclical	28.9%
Energy	14.9%

In our view, broad-based stock market upside is limited, but the Towle portfolio exhibits much greater opportunity. Similar to 2000, 2008, and 2011, pricing for cyclical deep value equities has bifurcated from the overall market, creating a distinct valuation divergence. Jeremy Siegel, famed investor and Wharton professor, has long instructed that earnings yields are strong predictors of long-run returns. As shown in the following table and based on Capital IQ consensus earnings estimates, the Towle portfolio’s valuation discount relative to the S&P 500 signals attractive upside potential as of March 31, 2016:

	Towle Portfolio		S&P 500
	2016	2017	2016	2017
Median P/E (X)	8.6	8.5	16.5	15.1
Median Earnings Yield (%)	11.7	11.8	6.0	6.6

In a stock market dominated by a “risk-off” mindset, equity investors have indiscriminately disgorged themselves of smaller capitalization, deep value companies. Upside potential to our three-year sell targets is now elevated compared to the same calculation at the end of 2013 and 2014.

We believe that economic circumstances in the U.S. are better than many believe. Non-farm payrolls are expanding. The economy continues to advance. Credit markets, particularly in the high yield debt space, have begun to heal. Private sector corporate leverage ratios are slowly improving, and U.S. household debt service payments as a percentage of disposable income are back to levels last seen in the 1980s. (Federal Reserve)

As deep value investors, the key to success remains threefold: take a long term, three-year view allowing time for positive unfoldment to occur; forecast and then realize an upward pattern of earnings progress for our stock selections; and buy companies at a fully discounted price.

The owners of Towle & Co., their families, and the employees of the firm maintain a significant investment in portfolios combined with or similar to client portfolios, including the Towle Deep Value Fund.  Thus, we are working diligently to provide attractive long term investment returns for your capital and ours.

Thank you for investing with us and for your continued confidence.

J. Ellwood Towle
Christopher D. Towle
Peter J. Lewis, CFA
James M. Shields, CFA
Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity fund.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Towle Deep Value Fund
FUND PERFORMANCE at March 31, 2016 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index.  The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011.  Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of March 31,2016	6 Months	1 Year	3 Years	Since Inception	Inception Date
Towle Deep Value Fund	12.29%	-8.83%	7.61%	11.02%	10/31/11
Russell 2000 Value Index	4.63%	-7.72%	5.73%	10.22%	10/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling 1-888-99TOWLE (888-998-6953).

Gross and net expense ratios for the Fund were 1.26% and 1.20%, respectively, which were the amounts stated in the current prospectus dated February 1, 2016. The Fund's advisor has contractually agreed to waive its fees and/or pay operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20% of the average daily net assets of the Fund. In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until January 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the wavier or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.    Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2016 (Unaudited)

Number of Shares		Value

	COMMON STOCKS – 98.7%
	BASIC MATERIALS – 6.7%
178,220	Huntsman Corp.	$2,370,326
350,704	Ryerson Holding Corp.*	1,949,914
		4,320,240
	COMMUNICATIONS – 2.1%
179,570	Tribune Publishing Co.	1,386,280

	CONSUMER, CYCLICAL – 28.9%
110,790	Ascena Retail Group, Inc.*	1,225,337
78,360	Destination Maternity Corp.	535,982
108,020	Goodyear Tire & Rubber Co.	3,562,500
15,040	Group 1 Automotive, Inc.	882,698
40,030	Ingram Micro, Inc. - Class A	1,437,477
266,380	Meritor, Inc.*	2,147,023
192,740	Navistar International Corp.*	2,413,105
263,720	Pier 1 Imports, Inc.	1,848,677
171,200	SkyWest, Inc.	3,422,288
110,240	Titan Machinery, Inc.*	1,274,375
		18,749,462
	ENERGY – 14.9%
314,450	Cloud Peak Energy, Inc.*	613,178
520,970	McDermott International, Inc.*1	2,130,767
920,620	Parker Drilling Co.*	1,951,714
81,890	PBF Energy, Inc. - Class A	2,718,748
239,990	Renewable Energy Group, Inc.*	2,265,506
		9,679,913
	FINANCIAL – 7.5%
113,890	Ally Financial, Inc.*	2,132,021
48,170	CNA Financial Corp.	1,550,110
91,890	PHH Corp.*	1,152,301
		4,834,432
	INDUSTRIAL – 35.9%
222,890	Aegean Marine Petroleum Network, Inc.[1]	1,687,277
43,040	ArcBest Corp.	929,234
68,550	Atlas Air Worldwide Holdings, Inc.*	2,897,609
48,760	Chicago Bridge & Iron Co. N.V.[1]	1,784,128
262,540	Flextronics International Ltd.*1	3,166,232
160,490	General Cable Corp.	1,959,583
87,710	Global Brass & Copper Holdings, Inc.	2,188,365
123,080	Sanmina Corp.*	2,877,610
804,910	Star Bulk Carriers Corp.*1	603,683
89,310	Trinseo S.A.*1	3,287,501

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
124,950	Tutor Perini Corp.*	$1,941,723
		23,322,945
	TECHNOLOGY – 2.7%
226,440	Unisys Corp.*	1,743,588

	TOTAL COMMON STOCKS (Cost $59,599,895)	64,036,860

Principal Amount

	SHORT-TERM INVESTMENTS – 1.5%
$996,750	UMB Money Market Fiduciary, 0.01%[2]	996,750

	TOTAL SHORT-TERM INVESTMENTS (Cost $996,750)	996,750

	TOTAL INVESTMENTS – 100.2% (Cost $60,596,645)	65,033,610
	Liabilities in Excess of Other Assets – (0.2)%	(111,122)

	TOTAL NET ASSETS – 100.0%	$64,922,488

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
SUMMARY OF INVESTMENTS
As of March 31, 2016 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrial	35.9%
Consumer, Cyclical	28.9%
Energy	14.9%
Financial	7.5%
Basic Materials	6.7%
Technology	2.7%
Communications	2.1%
Total Common Stocks	98.7%
Short-Term Investments	1.5%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2016 (Unaudited)

Assets:
Investments, at value (cost $60,596,645)	$65,033,610
Receivables:
Investment securities sold	110,506
Fund shares sold	43,678
Dividends and interest	11,318
Prepaid expenses	14,475
Total assets	65,213,587

Liabilities:
Payables:
Fund shares redeemed	176,016
Advisory fees	38,083
Shareholder servicing fees (Note 7)	13,232
Auditing fees	8,761
Fund administration fees	7,674
Fund accounting fees	7,386
Transfer agent fees and expenses	5,901
Custody fees	4,085
Chief Compliance Officer fees	1,425
Trustees' fees and expenses	782
Accrued other expenses	27,754
Total liabilities	291,099

Net Assets	$64,922,488

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$64,756,357
Accumulated net investment loss	(147,752)
Accumulated net realized loss on investments	(4,123,082)
Net unrealized appreciation on investments	4,436,965
Net Assets	$64,922,488

Number of shares issued and outstanding	4,608,898
Net asset value per share	$14.09

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2016 (Unaudited)

Investment Income:
Dividends (net of foreign tax withholding of $952)	$377,404
Interest	79
Total investment income	377,483

Expenses:
Advisory fees	234,308
Fund administration fees	32,992
Shareholder servicing fees (Note 7)	23,378
Fund accounting fees	21,121
Transfer agent fees and expenses	20,080
Registration fees	13,000
Legal fees	10,124
Auditing fees	8,749
Custody fees	7,481
Chief Compliance Officer fees	7,150
Shareholder reporting fees	4,500
Miscellaneous	3,750
Trustees' fees and expenses	2,999
Insurance fees	750
Total expenses	390,382
Advisory fees waived	(34,092)
Net expenses	356,290
Net investment income	21,193

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(3,747,981)
Net change in unrealized appreciation/depreciation on investments	10,830,193
Net realized and unrealized gain on investments	7,082,212

Net Increase in Net Assets from Operations	$7,103,405

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months	For the
	Ended	Year Ended
	March 31, 2016 (Unaudited)	September 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$21,193	$(72,912)
Net realized gain (loss) on investments	(3,747,981)	2,093,562
Net change in unrealized appreciation/depreciation on investments	10,830,193	(8,310,153)
Net increase (decrease) in net assets resulting from operations	7,103,405	(6,289,503)

Distributions to Shareholders:
From net realized gains	(2,503,890)	(2,099,042)
Total distributions to shareholders	(2,503,890)	(2,099,042)

Capital Transactions:
Net proceeds from shares sold	8,128,136	19,746,576
Reinvestment of distributions	2,458,355	2,075,708
Cost of shares redeemed[1]	(6,492,152)	(16,577,083)
Net increase in net assets from capital transactions	4,094,339	5,245,201

Total increase (decrease) in net assets	8,693,854	(3,143,344)

Net Assets:
Beginning of period	56,228,634	59,371,978
End of period	$64,922,488	$56,228,634

Accumulated net investment loss	$(147,752)	$(168,945)

Capital Share Transactions:
Shares sold	619,193	1,285,628
Shares reinvested	185,117	131,791
Shares redeemed	(493,006)	(1,086,577)
	311,304	330,842

[1]	Net of redemption fee proceeds of $5,233 and $8,209, respectively.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended March 31, 2016 (Unaudited)	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period October 31, 2011* through September 30, 2012

Net asset value, beginning of period	$13.08	$14.97	$15.31	$10.05	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.02)	(0.07)	(0.02)	- [2]
Net realized and unrealized gain (loss) on investments	1.57	(1.38)	0.44	5.30	0.05
Total from investment operations	1.57	(1.40)	0.37	5.28	0.05
Less Distributions:
From net investment income	-	-	-	(0.01)	-
From net realized gains	(0.56)	(0.49)	(0.71)	(0.01)	-
Total distributions	(0.56)	(0.49)	(0.71)	(0.02)	-

Redemption fee proceeds	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$14.09	$13.08	$14.97	$15.31	$10.05

Total return[3]	12.29%[4]	(9.88)%	2.32%	52.55%	0.50%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$64,922	$56,229	$59,372	$39,147	$6,380

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.31%[5]	1.26%	1.32%	2.14%	5.13%[5]
After fees waived and expenses absorbed	1.20%[5]	1.20%	1.20%	1.20%	1.20%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.04)%[5]	(0.16)%	(0.53)%	(1.05)%	(3.93)%[5]
After fees waived and expenses absorbed	0.07%[5]	(0.10)%	(0.41)%	(0.11)%	0.00%[5]
Portfolio turnover rate	23%[4]	44%	23%	43%	34%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

Note 1 – Organization
Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek long-term capital appreciation.  The Fund commenced investment operations on October 31, 2011.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.  The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open years ended September 30, 2012-2014 and as of and during the six months ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Towle & Co. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets.  The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund.  This agreement is in effect until January 31, 2017, and it may be terminated before that date only by the Trust's Board of Trustees.

For the six months ended March 31, 2016, the Advisor waived advisory fees of $34,092.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they are waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At March 31, 2016, the amount of these potentially recoverable expenses was $291,616.  The Advisor may recapture all or a portion of this amount no later than September 30 of the years stated below:

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

2016	$157,657
2017	61,508
2018	38,359
2019	34,092

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the six months ended March 31, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the six months ended March 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$60,992,909

Gross unrealized appreciation	14,567,230
Gross unrealized depreciation	(10,526,529)

Net unrealized appreciation on investments	$4,040,701

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	2,503,570
Accumulated earnings	2,503,570

Accumulated capital and other losses	(168,945)
Unrealized depreciation on investments	(6,768,009)
Total accumulated deficit	$(4,433,384)

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

Distribution paid from:	2015	2014
Ordinary income	$-	$731,355
Net long-term capital gains	2,099,042	1,240,402
Total taxable distributions	2,099,042	1,971,757
Total distributions paid	$2,099,042	$1,971,757

The Fund has $168,945 in qualified late-year losses, which are deferred until fiscal year 2016 for tax purposes.  Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the six months ended March 31, 2016 and year ended September 31, 2015, the Fund received $5,233 and $8,209, respectively.

Note 6 – Investment Transactions
For the six months ended March 31, 2016, purchases and sales of investments, excluding short-term investments, were $14,326,988 and $13,168,342, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the six months ended March 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of March 31, 2016, in valuing the Fund’s assets carried at fair value:

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$64,036,860	—	—	$64,036,860
Short-Term Investments	996,750	—	—	996,750
Total Investments	$65,033,610	$—	$—	$65,033,610

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Towle Deep Value Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/15	3/31/16	10/1/15 – 3/31/16
Actual Performance	$ 1,000.00	$ 1,122.90	$ 6.37
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Towle Deep Value Fund
a series of Investment Managers Series Trust

Investment Advisor
Towle & Co.
1610 Des Peres Road, Suite 250
St. Louis, MO  63131

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, MO  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, CA  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-99TOWLE (888-998-6953). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Towle Deep Value Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-888-99TOWLE (888-998-6953)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/7/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/7/16